                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 29, 2001
                                                        ----------------

                                BANKRATE, INC.
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              (exact name of registrant as specified in chapter)



         Florida                            0-25681                          65-0423422
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(State or other jurisdiction              (Commission                       (IRS Employer
of Incorporation)                         File Number)                   Identification No.)


11811 U.S. Highway One
    Suite 101
North Palm Beach, Florida                                             33408
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                                                                    (zip code)

Registrant's telephone number, including area code:    (561) 627-7330
                                                       --------------



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On January 29, 2001, the Company announced that its common stock was removed from the Nasdaq National Market and immediately became eligible for trading on the OTC Bulletin Board under the symbol "RATE". Nasdaq's decision to delist the Company's common stock from the Nasdaq National Market was based on the Company's net tangible assets, as defined by Nasdaq, falling below the required $4,000,000 minimum amount.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements and pro forma financial information.

          None.

     (b)  Exhibits.

          None.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKRATE, INC.


                                        /s/ Robert J. DeFranco
                                        ----------------------
Date:  January 29, 2001                 Robert J. DeFranco

                                        Senior Vice President
                                        Chief Financial Officer


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